                                                                    EXHIBIT 3.11

OSCO204 (Rev. 81)                                 PLEASE INDICATE (CHECK ONE) TYPE CORPORATION
           ARTICLES OF INCORPORATION               X  DOMESTIC BUSINESS CORPORATION
            (PREPARE IN TRIPLICATE)               ---
                                                      DOMESTIC BUSINESS CORPORATION                 FEE
                                                  --- A CLOSE CORPORATION - COMPLETE BACK          $75.00
         COMMONWEALTH OF PENNSYLVANIA
   DEPARTMENT OF STATE -- CORPORATION BUREAU      --- DOMESTIC PROFESSIONAL CORPORATION
308 NORTH OFFICE BUILDING, HARRISBURG, PA 17120       ENTER BOARD LICENSE NO.
------------------------------------------------------------------------------------------------------------------------------
010 NAME OF CORPORATION (MUST CONTAIN A CORPORATE INDICATOR UNLESS EXEMPT UNDER 15 P.S. 2908 8)
            CableMasters Corp.
------------------------------------------------------------------------------------------------------------------------------
011 ADDRESS OF REGISTERED OFFICE IN PENNSYLVANIA (P.O. BOX NUMBER NOT ACCEPTABLE)
            4018 Zuck Road
------------------------------------------------------------------------------------------------------------------------------
012 CITY                           033 COUNTY                    013 STATE                 064 ZIP CODE
            Erie                   Erie                         Pennsylvania               16506
------------------------------------------------------------------------------------------------------------------------------
050 EXPLAIN THE PURPOSE OR PURPOSES OF THE CORPORATION

            The installation of cable television lines and transmission facilities and the unlimited power to engage in and to do any lawful act concerning any or all lawful business for which corporations may be organized under the Business Corporation Law.




(ATTACH 8 1/4 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
The Aggregate Number of Shares, Classes of Shares and Par Value of Shares Which the Corporation Shall have Authority to Issue:

040 Number and Class of Shares          041 Stated Par Value Per      042 Total Authorized Capital       031 Term of Existence
               1,000 common stock       Share If Any   $1.00              $1,000                             Perpetual
------------------------------------------------------------------------------------------------------------------------------
The Name and Address of Each Incorporator, and the Number and Class of Shares Subscribed to by each Incorporator
                    061,062
060 Name            063,064  Address   (Street, City, State, Zip Code)                               Number & Class of Shares
------------------------------------------------------------------------------------------------------------------------------
Robert G. Dwyer     120 West 10th Street, Erie, Pa. 16501                                            100 shares common
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                      (ATTACH 8 1/4 x 11 SHEET IF NECESSARY)
------------------------------------------------------------------------------------------------------------------------------
     IN TESTIMONY WHEREOF, THE INCORPORATOR(S) HAS (HAVE) SIGNED AND SEALED THE ARTICLES OF INCORPORATION
     THIS 28th DAY OF September 1983
         -----        ---------   --

                                   /s/ ROBERT G. DWYER
     ------------------------      ---------------------------
                                   Robert G. Dwyer

     ------------------------      ---------------------------
------------------------------------------------------------------------------------------------------------------------------
010 FILED                002 CODE            003 REV BOX              SEQUENTIAL NO.          100 MICROFILM NUMBER
       SEP 30 1983        A.b
                         ---------------                                42995                         8358 812
                         REVIEWED BY    --------------------------------------------------------------------------------------
                           DA                004 SICC                     AMOUNT               001 CORPORATION NUMBER
                         ---------------
                         DATE APPROVED
      WILLIAM R. DAVIS   SEP 30 1983                                       $75.00                   783190
                         -----------------------------------------------------------------------------------------------------
                         DATE REJECTED       CERTIFY TO              INPUT BY                  LOG IN         LOG IN (REFILE)
                                             X  REV.
                         ---------------    ---
                         MAILED BY  DATE     X  L A I             ------------------------------------------------------------
Secretary of the Commonwealth               ---                   VERIFIED BY                  LOG OUT        LOG OUT (REFILE)
Department of State                             OTHER
Commonwealth of Pennsylvania                ---

                                              =================================
APPLICANT'S ACC'T NO.                         Filed this _______ day of _______

                                                      MAR 1 1985, 19
                                              ---------------------------------
DSCB: BCL-307 (Rev. 8-72)                     Commonwealth of Pennsylvania
                               85160615       Department of State
                          ==================
FILING FEE: $48          (Line for numbering)
AB-2                                          /s/ WILLIAM R. DAVIS

                                              Secretary of the Commonwealth

                                              =================================
                                                   (Box for Certification)

STATEMENT OF              COMMONWEALTH OF PENNSYLVANIA
CHANGE OF REGISTERED          DEPARTMENT OF STATE
OFFICE--DOMESTIC               CORPORATION BUREAU
BUSINESS CORPORATION

--------------------------------------------------------------------------------

    In compliance with the requirements of section 307 of the Business Corporation Law, act of May 5, 1933 (P. L. 364)(15 P.S. Section 1307) the undersigned corporation, desiring to effect a change in registered office, does hereby certify that:

1.  The name of the corporation is:

         CABLEMASTERS CORP.
--------------------------------------------------------------------------------

2. The address of its present registered office in this Commonwealth is (the Department of State is hereby authorized to correct the following statement to conform to the records of the Department):

         4018 Zuck Road
--------------------------------------------------------------------------------
         (NUMBER)                                           (STREET)

         Erie                                Pennsylvania      16506
--------------------------------------------------------------------------------
         (CITY)                                             (ZIP CODE)

--------------------------------------------------------------------------------

3. The address to which the registered office in this Commonwealth is to be changed is:

         12109 West Lake Road
--------------------------------------------------------------------------------
         (NUMBER)                                           (STREET)

         East Springfield              Pennsylvania         16411
--------------------------------------------------------------------------------
         (CITY)                                             (ZIP CODE)

4. Such change was authorized by resolution duly adopted by at least a majority of the members of the board of directors of the corporation.


    IN TESTIMONY WHEREOF, the undersigned corporation has caused this statement to be signed by a duly authorized officer, and its corporate seal, duly attested by another such officer, to be hereunto affixed, this 19th day of December, 1984.

                                          CABLEMASTERS CORP.
                                          -------------------------------------
                                                 (NAME OF CORPORATION)


                                    By    /s/  [ILLEGIBLE]
                                          -------------------------------------
                                                     (SIGNATURE)

                                          President
                                          -------------------------------------
                                          (TITLE PRESIDENT, VICE PRESIDENT, ETC)


Attest:

/s/  [ILLEGIBLE]
------------------------------------------
            (SIGNATURE)

            Secretary
------------------------------------------
(TITLE SECRETARY, ASSISTANT SECRETARY, ETC)


[CORPORATE SEAL]